                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, J. William Richardson, Marvin I. Droz and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, 2,400,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                            /s/ W. THOMAS PARRINGTON, JR.
                                           ---------------------------------
                                           W. Thomas Parrington, Jr.

Dated:  June 18, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., Marvin I. Droz and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, 2,400,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                               /s/ J. WILLIAM RICHARDSON
                                           ---------------------------------
                                           J. William Richardson

Dated:  June 18, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, 2,400,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     /s/ MILTON FINE
                                           ---------------------------------
                                           Milton Fine

Dated:  June 18, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, 2,400,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                    /s/ DAVID J. FINE
                                           ---------------------------------
                                           David J. Fine

Dated:  June 18, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, 2,400,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                /s/ R. MICHAEL MCCULLOUGH
                                           ---------------------------------
                                           R. Michael McCullough

Dated:  June 18, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, 2,400,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                  /s/ THOMAS J. SAYLAK
                                           ---------------------------------
                                           Thomas J. Saylak

Dated:  June 18, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, 2,400,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                  /s/ STEVEN J. SMITH
                                           ---------------------------------
                                           Steven J. Smith

Dated:  June 18, 1997